Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com
Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces First Quarter 2016 Financial Results

Total revenue of $54.8 million grew 28% year-over-year

Employer revenue of $32.2 million grew 54% year-over-year

Charleston, S.C. – May 4, 2016 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading provider of cloud-based benefits management software, today announced its first quarter 2016 financial results.

“Benefitfocus continued its impressive momentum and delivered a great start to 2016, as our revenue and profitability exceeded the high-end of our guidance,” said Shawn Jenkins, Chief Executive Officer of Benefitfocus. “Driven by strong demand from both new and existing customers, our employer segment delivered 54% year-over-year revenue growth for the first quarter. In addition, once again, our software revenue retention rate was over 95%.”

Jenkins added, “We are making significant progress on achieving our long-term goals and we remain on track to achieve Q4 adjusted EBITDA profitability. The combination of the rapid growth of our cloud-based platform, leadership position and loyal customer base are all leading indicators of the tremendous market opportunity for the company.”

First Quarter 2016 Financial Highlights

Revenue

•	Total revenue was $54.8 million, an increase of 28% compared to the first quarter of 2015.

•	Software services revenue was $49.0 million, an increase of 30% compared to the first quarter of 2015.

•	Professional services revenue was $5.8 million, an increase of 18% compared to the first quarter of 2015.

•	Employer revenue was $32.2 million, an increase of 54% compared to the first quarter of 2015.

•	Insurance carrier revenue was $22.6 million, an increase of 4% compared to the first quarter of 2015.

Non-GAAP Net Loss and Adjusted EBITDA

•	Non-GAAP net loss was ($8.6) million, compared to ($12.7) million in the first quarter of 2015. Non-GAAP net loss per share was ($0.29), based on 29.2 million basic and diluted weighted average common shares outstanding, compared to ($0.48) for the first quarter of 2015, based on 26.7 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was ($3.7) million, compared to ($7.8) million in the first quarter of 2015.

•	See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Total available liquidity at the end of the quarter was $92.8 million, which is comprised of cash, cash equivalents, marketable securities and available line of credit.

First Quarter and Recent Business Highlights

•	Ended the quarter with 741 large employer customers, up from 568 at the end of the year-ago period and 723 at the end of the fourth quarter of 2015.

•	Added new employer customer relationships during the quarter with Atria Senior Living, Electric Power Association of Mississippi, Growmark, KLX Inc., among others.

•	Hosted our 5th annual One Place user conference in Orlando, Florida and announced the expansion of the Benefitfocus Ecosystem to provide employers access to the largest community of health, wealth, and wellness providers available in one place.

•	Introduced the next generation BENEFITFOCUS® Platform. Available in time for open enrollment, new capabilities include full mobile enrollment capabilities in the BENEFITFOCUS® Mobile App, intuitive search and filtering capabilities in BENEFITFOCUS® Core Analytics, and the BENEFITFOCUS® Certified Carrier Program to improve data transmission standards, reduce costs and increase sales for insurance carriers.

•	Announced Dennis Story will join the company on July 1, 2016 as our chief financial officer, and as such will serve as our principal financial and accounting officer. Since January 2006, Mr. Story has served as chief financial officer and treasurer for Manhattan Associates, Inc.

Business Outlook

Based on information available as of May 4, 2016, Benefitfocus is providing guidance for the second quarter and full year 2016 as indicated below.

Second Quarter 2016:

•	Total revenue is expected to be in the range of $56.5 million to $57.0 million.

•	Non-GAAP net loss is expected to be in the range of ($11.3) million to ($10.8) million, or ($0.39) to ($0.37) per share, based on 29.3 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($6.0) million to ($5.5) million.

Full Year 2016:

•	Total revenue is expected to be in the range of $232.0 million to $235.5 million.

•	Non-GAAP net loss is expected to be in the range of ($33.5) million to ($30.0) million, or ($1.14) to ($1.02) per share, based on 29.4 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($12.0) million to ($8.5) million.

•	Free cash flow is expected to be in the range of ($37.0) million to ($32.0) million.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, May 4, 2016, at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (855) 233-6991 (domestic) or (317) 586-4497 (international) with conference ID 91214060. A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. A replay of this conference call can also be accessed by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) through May 11, 2016.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) provides a leading cloud-based benefits management platform that simplifies how organizations and individuals shop for, enroll in, manage and exchange benefits. Every day leading employers, insurance companies and millions of consumers rely on our platform to manage, scale and exchange benefits data seamlessly. In an increasingly complex benefits landscape, we bring order to chaos so our clients and their employees have access to better information, make better decisions and lead better lives. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating loss, net loss, net loss per common share and adjusted EBITDA, and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating loss, net loss and net loss per share exclude stock-based compensation expenses and amortization of acquisition-related intangible assets and offering costs expensed, if any. We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill and intangible assets. We define free cash flow as cash from operations plus purchases of property and equipment. Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company’s performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company’s financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve profitability; our ability to maintain our culture and recruit and retain qualified personnel; fluctuations in our financial results; general economic risks; the immature and volatile market for our products and services; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable regulations; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings, copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec.cfm or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2016	2015
Revenue	$54,792	$42,669
Cost of revenue (1)(2)	29,297	22,463

Gross profit	25,495	20,206
Operating expenses:(1)(2)
Sales and marketing	13,574	15,475
Research and development	15,015	11,777
General and administrative	8,395	5,411

Total operating expenses	36,984	32,663

Loss from operations	(11,489)	(12,457)
Other income (expense):
Interest income	56	18
Interest expense on building lease financing obligations	(1,716)	(1,915)
Interest expense on other borrowings	(198)	(280)

Total other expense, net	(1,858)	(2,177)

Loss before income taxes	(13,347)	(14,634)
Income tax expense	5	15

Net loss	$(13,352)	$(14,649)

Comprehensive loss	$(13,352)	$(14,649)

Net loss per common share:
Basic and diluted	$(0.46)	$(0.55)

Weighted-average common shares outstanding:
Basic and diluted	29,213,198	26,745,444

(1) Stock-based compensation included in above line items:
Cost of revenue	$548	$320
Sales and marketing	632	323
Research and development	1,468	439
General and administrative	2,085	754
(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$36	$58
Sales and marketing	10	7
Research and development	15	10
General and administrative	3	2

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of March 31, 2016	As of December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$22,253	$48,074
Marketable securities	15,797	40,448
Accounts receivable, net	31,066	27,616
Accounts receivable, related party	2,216	2,082
Prepaid expenses and other current assets	6,775	5,725

Total current assets	78,107	123,945
Property and equipment, net	54,284	55,037
Intangible assets, net	601	665
Goodwill	1,634	1,634
Other non-current assets	1,345	838

Total assets	$135,971	$182,119

Liabilities and stockholders’ deficit
Current liabilities:
Accounts payable	$3,900	$7,953
Accrued expenses	12,188	10,449
Accrued compensation and benefits	15,380	20,684
Deferred revenue, current portion	33,411	37,858
Revolving line of credit, current portion	—	25,000
Financing and capital lease obligations, current portion	3,641	3,648

Total current liabilities	68,520	105,592

Deferred revenue, net of current portion	54,699	55,671
Revolving line of credit, net of current portion	5,246	5,246
Financing and capital lease obligations, net of current portion	31,812	31,183
Other non-current liabilities	2,361	2,436

Total liabilities	162,638	200,128

Commitments and contingencies
Stockholders’ deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at March 31, 2016 and December 31, 2015	—	—
Common stock, par value $0.001, 50,000,000 shares authorized, 29,225,503 and 29,194,332 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	29	29
Additional paid-in capital	314,998	310,304
Accumulated deficit	(341,694)	(328,342)

Total stockholders’ deficit	(26,667)	(18,009)

Total liabilities and stockholders’ deficit	$135,971	$182,119

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities
Net loss	$(13,352)	$(14,649)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	3,043	2,823
Stock-based compensation expense	4,733	1,836
Interest accrual on financing obligation	1,716	1,915
Provision for doubtful accounts	(22)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(3,562)	2,457
Accrued interest on short-term investments	130	80
Prepaid expenses and other current assets	(2)	(915)
Other non-current assets	(508)	421
Accounts payable	(3,911)	(295)
Accrued expenses	2,715	299
Accrued compensation and benefits	(5,304)	1,938
Deferred revenue	(5,419)	(2,170)
Other non-current liabilities	(75)	85

Net cash and cash equivalents used in operating activities	(19,818)	(6,175)

Cash flows from investing activities
Purchases of short-term investments held to maturity	(2,004)	(38,830)
Proceeds from maturity of short-term investments held to maturity	26,525	5,065
Purchases of property and equipment	(2,610)	(6,003)

Net cash and cash equivalents provided by (used in) investing activities	21,911	(39,768)

Cash flows from financing activities
Draws on revolving line of credit	—	22,492
Payments on revolving line of credit	(25,000)	(30,903)
Proceeds from exercises of stock options	163	379
Proceeds from issuance of common stock and warrant, net of issuance costs	—	74,538
Payments of deferred financing costs and debt issuance costs	—	(566)
Remittance of taxes upon vesting of restricted stock units	(202)	—
Payments on financing and capital lease obligations	(2,875)	(2,460)

Net cash and cash equivalents (used in) provided by financing activities	(27,914)	63,480

Net (decrease) increase in cash and cash equivalents	(25,821)	17,537
Cash and cash equivalents, beginning of period	48,074	51,074

Cash and cash equivalents, end of period	$22,253	$68,611

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$428	$708

Property and equipment purchased with financing and capital lease obligations	$733	$236

Post contract support purchased with financing obligations	$1,048	$—

Allocation of proceeds to deferred revenue from issuance of common stock based on relative selling price	$—	$207

Benefitfocus, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited, in thousands except share and per share data)

	Three Months Ended March 31,
	2016	2015
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$25,495	$20,206
Amortization of acquired intangible assets	36	58
Stock-based compensation expense	548	320

Total net adjustments	584	378

Non-GAAP gross profit	$26,079	$20,584

Reconciliation from Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(11,489)	$(12,457)
Amortization of acquired intangible assets	64	77
Stock-based compensation expense	4,733	1,836

Total net adjustments	4,797	1,913

Non-GAAP operating loss	$(6,692)	$(10,544)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(13,352)	$(14,649)
Depreciation	2,353	2,070
Amortization of software development costs	626	676
Amortization of acquired intangible assets	64	77
Interest income	(56)	(18)
Interest expense on building lease financing obligations	1,716	1,915
Interest expense on other borrowings	198	280
Income tax expense	5	15
Stock-based compensation expense	4,733	1,836

Total net adjustments	9,639	6,851

Adjusted EBITDA	$(3,713)	$(7,798)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(13,352)	$(14,649)
Amortization of acquired intangible assets	64	77
Stock-based compensation expense	4,733	1,836

Total net adjustments	4,797	1,913

Non-GAAP net loss	$(8,555)	$(12,736)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(8,555)	$(12,736)
Weighted average shares outstanding - basic and diluted	29,213,198	26,745,444

Shares used in computing non-GAAP net loss per share - basic and diluted	29,213,198	26,745,444

Non-GAAP net loss per common share - basic and diluted	$(0.29)	$(0.48)